UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

January 6, 2012
Date of Report (Date of earliest event reported)

INTERNATIONAL LOTTERY & TOTALIZATOR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
California	95-3276269
(State or other jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
Commission File Number:  0-10294

2310 Cousteau Court Vista, California (Address of Principal Executive Offices)	92081-8346 (Zip Code)
(760) 598-1655
(Issuer’s Telephone Number)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

International Lottery & Totalizator Systems, Inc. (the "Company") announced today that the Puerto Rico State Election Commission (“CEE”) issued a Resolution, dated January 5, 2012, selecting Unisyn Voting Solutions, Inc. (“Unisyn”), the wholly owned subsidiary of the Company, to begin negotiations for the implementation of the electronic vote counting system for the 2012 General Elections in Puerto Rico.  The Company is aware of erroneous news stories reporting that Unisyn has already been awarded a contract by CEE for the electronic vote counting system for the 2012 General Elections in Puerto Rico.  The award of any contract by CEE is subject to further negotiations between Unisyn and the CEE.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2012 By:	International Lottery & Totalizator Systems, Inc. /s/ Jeffrey M. Johnson Jeffrey M. Johnson President and Acting Chief Financial Officer